                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1996 to September 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                       Phyllis A. Knight
                                       Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


     The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

     2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/ Phyllis A. Knight
                                           -----------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.45%
                               GREEN TREE TRUST
                                    1996-B
                                MONTHLY REPORT
                                September 1996

                                                     Distribution Date: 10/15/96
                                                     CUSIP#:  393505 LR1
                                                     Trust Account:  3334726-0


A.  Collected Amount                                                 $815,121.19

B.  Delinquent Payments Advanced/Recovered                              7,172.03

C.  Aggregate Repurchase Price for Contracts
    to be Repurchased                                                        .00

D.  Amount Available (A+B+C)                                          822,293.22

E.  Monthly Principal (6.45%)                                         109,869.13

    (1)  Regular Principal Payments               $249,463.04
    (2)  Principal Prepayments                     334,119.14
    (3)  Delinquent Principal Advanced              26,103.78
    (4)  Net Losses                                 46,510.45
    (5)  Contracts Repurchased due to Breach
         of Representations and Warranties
         (See attached)                                   .00
    (6)  Bankruptcy Write-Down                            .00
    (7)  Delinquent Payments Recovered             (21,211.06)
    (8)  Unpaid Principal from Prior Months               .00

         Total Principal                                              634,985.35

G.  Monthly Servicing Fee (.75%)                                       12,775.48

H.  Advances Reimbursed                                                32,431.83

I.  Guaranty Fee                                                       64,663.26

J.  Shortfall ((E+F+(if Company is not the
    Servicer)G)-D)                                                           .00

K.  Guaranty Payment (lesser of J or Guaranty Amount
    from prior month)                                                        .00

L.  Aggregate Certificate Principal Balance                        19,805,782.61

                       GREEN TREE FINANCIAL CORPORATION
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.45%
                               GREEN TREE TRUST
                                    1996-B
                                MONTHLY REPORT
                                September 1996
                                    Page 2

                                                     Distribution Date: 10/15/96
                                                     CUSIP#:  393505 LR1
                                                     Trust Account:  3334726-0


M.  New Guaranty Amount (lessor of (1) Guaranty
    Amount from prior month - K or (2)L)                            2,513,072.00

N.  Pool Scheduled Prinicipal Balance                              19,805,782.61

O.  Pool Factor
    (1)  Previous Month Pool Factor                                    .81337750
    (2)  Current Month Pool Factor                                     .78811021

P.  Aggregate Scheduled Balances and Number of
    Delinquent Contracts

    (a)  31-59 days         48,666.82        9
    (b)  60-89 days         54,003.66        7
    (c)  90 or more days    21,761.49        3

Q.  Liquidated Contracts                     # 4                       46,760.42

    (1)  Net Liquidiation Loss                                         49,443.49

R.  Number of Loans Remaining                                              4,108

S.  Number and Principal Balance of Contracts
    with FHA Claims finally rejected, or no FHA
    claim was submitted because FHA Insurance
    was unavailable                          # 19                     113,214.22

T.  Average Sixty-Day Delinquency Ratio                                      .38

U.  Current Realized Loss Ratio                                              .25

V.  Cumulative Realized Loss Ratio                                           .51


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                    1996-B
                                September 1996
                              Defaulted Contracts





                                              Repurchase      Loss at
   Account#      Principal      Interest        Amount       Sale Date
   --------      ---------      --------      ----------     ---------

   15707393      10,596.42       56.95         10,653.37     11,222.05
   15707952      10,423.28       56.02         10,479.30     11,228.88
   15714052      14,447.85       77.65         14,525.50     15,240.00
   15715147      11,042.90       59.35         11,102.25     11,780.14

   TOTALS       $46,510.45     $249.97        $46,760.42    $49,531.07
                ==========     =======        ==========    ==========